                                                                                EXHIBIT 24

                                             EDISON INTERNATIONAL

                                               POWER OF ATTORNEY

        The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint THOMAS R. MCDANIEL, BARBARA E. MATHEWS, POLLY
L. GAULT, LINDA G. SULLIVAN, GEORGE T. TABATA, PAIGE W. R. WHITE, MICHAEL A. HENRY, DARLA F. FORTE, and
BONITA J. SMITH, or any of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 8,500,000 shares of Common Stock of
Edison International to be offered and sold through the Edison International 2007 Performance Incentive
Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such  purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

        Executed at Rosemead, California, as of this 9th day of April, 2007.

                                        EDISON INTERNATIONAL

                                        By:    /s/ JOHN E. BRYSON
                                               --------------------------------------------
                                               JOHN E. BRYSON
                                               Chairman of the Board, President
                                               and Chief Executive Officer

Attest:

/s/ BARBARA E. MATHEWS
-------------------------------------------------
BARBARA E. MATHEWS
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

Principal Executive Officer and Director:

/s/ JOHN E. BRYSON
-------------------------------------------------  Chairman of the Board,
JOHN E. BRYSON                                     President, Chief Executive Officer and Director

Principal Financial Officer:

/s/ THOMAS R. MCDANIEL
-------------------------------------------------  Executive Vice President,
THOMAS R. MCDANIEL                                 Chief Financial Officer and Treasurer

                                             Edison International
                                               Power Of Attorney
                                                 April 9, 2007

Controller and Principal Accounting Officer

/s/ LINDA G. SULLIVAN
-------------------------Vice President and Controller
LINDA G. SULLIVAN

Additional Directors:

/s/ FRANCE A. CORDOVA                   /s/ JAMES M. ROSSER
-------------------------Director       -------------------------Director
FRANCE A. CORDOVA                       JAMES M. ROSSER

/s/ CHARLES B. CURTIS                   /s/ RICHARD T. SCHLOSBERG, III
-------------------------Director       -------------------------Director
CHARLES B. CURTIS                              RICHARD T. SCHLOSBERG, III

/s/ BRADFORD M. FREEMAN                 /s/ ROBERT H. SMITH
-------------------------Director       -------------------------Director
BRADFORD M. FREEMAN                     ROBERT H. SMITH

/s/ LUIS G. NOGALES                     /s/ THOMAS C. SUTTON
-------------------------Director       -------------------------Director
LUIS G. NOGALES                         THOMAS C. SUTTON

/s/ RONALD L. OLSON
-------------------------Director
RONALD L. OLSON